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                                                                    EXHIBIT 99.1

JOINT FILING STATEMENT


         Each of the undersigned agrees that (i) the statement on Schedule 13D relating to the Class A Common Stock, par value $.01 per share, of Teligent, Inc. has been adopted and filed on behalf of each of them, (ii) all future amendments to such statement on Schedule 13D will, unless written notice to the contrary is delivered as described below, be jointly filed on behalf of each of them, and (iii) the provisions of Rule 13d-1(k)(1) under the Securities Exchange Act of 1934 apply to each of them. This agreement may be terminated with respect to the obligations to jointly file future amendments to such statement on
Schedule 13D as to any of the undersigned upon such person giving written notice thereof to each of the other persons signatory hereto, at the principal office thereof.


December 10, 1999                                           *
                                          --------------------------------------
                                          Name:     Thomas O. Hicks

                                          * By: /s/ David W. Knickel
                                               ---------------------------------
                                            Name: David W. Knickel
                                                  Attorney-in-Fact


                                          HM4 TELIGENT QUALIFIED FUND, LLC


                                          By:  /s/ David W. Knickel
                                             -----------------------------------
                                          Name: David W. Knickel
                                          Title: Vice President


                                          HMTF EQUITY FUND IV (1999), L.P.

                                          By:  HM4/GP (1999) Partners, L.P., its
                                               General Partner

                                          By:  Hicks, Muse GP (1999) Partners
                                               IV, L.P., its General Partner

                                          By:  Hicks, Muse (1999) Fund IV, LLC,
                                               its General Partner


                                          By:  /s/ David W. Knickel
                                             -----------------------------------
                                          Name: David W. Knickel
                                          Title: Vice President


                                          HM4 TELIGENT PRIVATE FUND, LLC


                                          By:  /s/ David W. Knickel
                                             -----------------------------------
                                          Name: David W. Knickel
                                          Title: Vice President


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                                          HMTF PRIVATE EQUITY FUND IV (1999),
                                          L.P.

                                          By:  HM4/GP (1999) Partners, L.P., its
                                               General Partner

                                          By:  Hicks, Muse GP (1999) Partners
                                               IV, L.P., its General Partner

                                          By:  Hicks, Muse (1999) Fund IV, LLC,
                                               its General Partner


                                          By:  /s/ David W. Knickel
                                             -----------------------------------
                                          Name: David W. Knickel
                                          Title: Vice President


                                          HM4/GP (1999) PARTNERS, L.P.

                                          By:  Hicks, Muse GP (1999) Partners
                                               IV, L.P., its General Partner

                                          By:  Hicks, Muse (1999) Fund IV, LLC,
                                               its General Partner


                                          By:  /s/ David W. Knickel
                                             -----------------------------------
                                          Name: David W. Knickel
                                          Title: Vice President


                                          HM 4-EQ TELIGENT COINVESTORS, LLC


                                          By:  /s/ David W. Knickel
                                             -----------------------------------
                                          Name: David W. Knickel
                                          Title: Vice President


                                          HM 4-EQ (1999) COINVESTORS, L.P.

                                          By:  Hicks, Muse GP (1999) Partners
                                               IV, L.P., its General Partner

                                          By:  Hicks, Muse (1999) Fund IV, LLC,
                                               its General Partner


                                          By:  /s/ David W. Knickel
                                             -----------------------------------
                                          Name: David W. Knickel
                                          Title: Vice President




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                                          HM 4-SBS TELIGENT COINVESTORS, LLC


                                          By:  /s/ David W. Knickel
                                             -----------------------------------
                                          Name: David W. Knickel
                                          Title: Vice President


                                          HM 4-SBS (1999) COINVESTORS, L.P.

                                          By:  Hicks, Muse GP (1999) Partners
                                               IV, L.P., its General Partner

                                          By:  Hicks, Muse (1999) Fund IV, LLC,
                                               its General Partner


                                          By:  /s/ David W. Knickel
                                             -----------------------------------
                                          Name: David W. Knickel
                                          Title: Vice President


                                          HICKS, MUSE GP (1999) PARTNERS IV,
                                          L.P.

                                          By:  Hicks, Muse (1999) Fund IV, LLC,
                                               its General Partner


                                          By:  /s/ David W. Knickel
                                             -----------------------------------
                                          Name: David W. Knickel
                                          Title: Vice President


                                          HICKS, MUSE (1999) FUND IV, LLC


                                          By:  /s/ David W. Knickel
                                             -----------------------------------
                                          Name: David W. Knickel
                                          Title: Vice President


                                          HM PG-IV TELIGENT, LLC


                                          By:  /s/ David W. Knickel
                                             -----------------------------------
                                          Name: David W. Knickel
                                          Title: Vice President



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                                          HICKS, MUSE PG-IV (1999), C.V.

                                          By:  HM Equity Fund IV/GP Partners
                                               (1999), C.V., its General Partner

                                          By:  HM GP Partners IV Cayman, L.P.,
                                               its General Partner

                                          By:  HM Fund IV Cayman LLC, its
                                               General Partner


                                          By:  /s/ David W. Knickel
                                             -----------------------------------
                                          Name: David W. Knickel
                                          Title: Vice President


                                          HM EQUITY FUND IV/GP PARTNERS (1999),
                                          C.V.

                                          By:  HM GP Partners IV Cayman, L.P.,
                                               its General Partner

                                          By:  HM Fund IV Cayman LLC, its
                                               General Partner


                                          By:  /s/ David W. Knickel
                                             -----------------------------------
                                          Name: David W. Knickel
                                          Title: Vice President


                                          HM GP PARTNERS IV CAYMAN, L.P.

                                          By:  HM Fund IV Cayman LLC, its
                                               General Partner


                                          By:  /s/ David W. Knickel
                                             -----------------------------------
                                          Name: David W. Knickel
                                          Title: Vice President


                                          HM FUND IV CAYMAN LLC


                                          By:  /s/ David W. Knickel
                                             -----------------------------------
                                          Name: David W. Knickel
                                          Title: Vice President





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                                          HMTF BRIDGE TELIGENT, LLC


                                          By:  /s/ David W. Knickel
                                             -----------------------------------
                                          Name: David W. Knickel
                                          Title: Vice President


                                          HMTF BRIDGE PARTNERS, L.P.

                                          By:  HMTF Bridge Partners, LLC, its
                                               General Partner


                                          By:  /s/ David W. Knickel
                                             -----------------------------------
                                          Name: David W. Knickel
                                          Title: Vice President


                                          HMTF BRIDGE PARTNERS, LLC


                                          By:  /s/ David W. Knickel
                                             -----------------------------------
                                          Name: David W. Knickel
                                          Title: Vice President


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